Execution Version
November 19, 2024

Venerable Insurance and Annuity Company
699 Walnut Street, Suite 1350
Des Moines, Iowa 50309
Attention: General Counsel
Email: legal@venerableannuity.com

To Whom it May Concern:

    Re: Amendment of AADE-VIAC Modified Coinsurance Agreement (Separate Account FA Business)

Reference is made to that certain Modified Coinsurance Agreement, effective as of June 1, 2018, by and between Voya Insurance and Annuity Company (now known as Venerable Insurance and Annuity Company) and Athene Annuity & Life Assurance Company (now known as Athene Annuity and Life Company, “AAIA”) (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated December 18, 2023, Athene Annuity & Life Assurance Company merged with and into Athene Annuity and Life Company, effective October 11, 2024 (the “Merger”).

WHEREAS, in connection with the Merger, AAIA desires to amend the Agreement, effective as of October 11, 2024, as follows:

1.SAP. Section 1.01 of the Agreement is hereby amended by replacing the definition of Delaware SAP in its entirety with the following: ““SAP” shall mean the statutory accounting principles and practices prescribed or permitted for Iowa life insurance companies by the Iowa Insurance Division.” References to “Delaware SAP” in the Agreement shall be replaced with “SAP”.

2.Department of Insurance. All references to the Delaware Department of Insurance shall be replaced with references to the Iowa Insurance Division.

3.Iowa. All references to the State of Delaware shall be replaced with references to the State of Iowa.

If these terms and conditions are acceptable to you, please execute and return to me.

Sincerely,

ATHENE ANNUITY AND LIFE COMPANY

BY:    /s/ Michael Downing
NAME: Michael Downing
TITLE: President & Chief Operating Officer

ACCEPTED AND AGREED:

VENERABLE INSURANCE AND ANNUITY COMPANY

BY:    /s/ Lee Barnard
NAME: Lee Barnard
TITLE: Vice President

Signature Page to Amendment